APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------
                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5

                                   APPENDIX 3B

                             NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  1/7/96.  Origin:  Appendix  5.  Amended  1/7/98,  1/9/99,  1/7/2000,
30/9/2001,  11/3/2002,  1/1/2003.

Name of entity
--------------------------------------------------------------------------------
PROGEN INDUSTRIES LIMITED
--------------------------------------------------------------------------------

ABN
----------------------------------------
82 010 975 612
----------------------------------------

We (the entity) give ASX the following information.


PART  1  -  ALL  ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).

                                               ------------------------------------------
1    +Class of +securities issued or to be     Ordinary shares
     issued
                                               ------------------------------------------

                                               ------------------------------------------
2    Number  of +securities issued or to       13,000 Ordinary shares
     be issued (if known) or maximum
     number which may be issued
                                               ------------------------------------------

                                               ------------------------------------------
3    Principal terms of the +securities (eg,   Employee options exercised in terms of the
     if options, exercise price and expiry     Employee Option Scheme.
     date; if partly paid +securities, the
     amount outstanding and due dates
     for payment; if +convertible
     securities, the conversion price and
     dates for conversion)
                                               ------------------------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.
1/1/2003                                                     Appendix 3B  Page 1

                                                                    APPENDIX  3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                  ----------------------------------------------
4       Do  the  +securities rank equally in all  Yes
        respects  from  the  date  of  allotment
        with  an  existing  +class  of  quoted
        +securities?
                                                  ----------------------------------------------

                                                  ----------------------------------------------
        If  the  additional  securities  do  not       Not Applicable
        rank  equally,  please  state:
        -    the  date  from  which  they  do
        -    the  extent  to  which  they
             participate  for the next dividend,
             (in  the  case  of  a  trust,
             distribution)  or  interest payment
        -    the  extent  to  which  they do not
             rank  equally,  other  than  in
             relation  to  the  next  dividend,
             distribution  or  interest  payment
                                                  ----------------------------------------------

                                                  ----------------------------------------------
5       Issue  price  or  consideration           $ 2.50 per share
                                                  ----------------------------------------------

                                                  ----------------------------------------------
6       Purpose  of  the  issue
        (If  issued  as  consideration  for  the  Employees  Options  converted  into  13,000 acquisition  of assets, clearly identify  ordinary shares at $2.50 per share in terms of
        those  assets)                            the  Employee  Option  Scheme  dated  19
                                                  November  2003.
                                                  ----------------------------------------------

                                                  ----------------------------------------------
7       Dates  of  entering  +securities  into    12 August 2004
        uncertificated  holdings  or  despatch
        of  certificates
                                                  ----------------------------------------------

                                                  ----------------------------------------------
                                                  Number                +Class
                                                  --------------------  ------------------------
8       Number  and  +class  of  all              34,701,383            Ordinary  shares
        +securities  quoted  on  ASX               3,803,141            Options  which  expire
        (including  the  securities  in clause 2                        on  31  May  2005
        if  applicable)
                                                  ----------------------------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B  Page 2                                                     1/1/2003


                                                                    APPENDIX  3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                  ----------------------------------------------
                                                  Number                +Class
                                                  --------------------  ------------------------
9       Number  and  +class  of  all              920,020               Options  for  Ordinary
        +securities  not  quoted  on  ASX                               shares
        (including  the  securities  in clause 2  2,124,302             Options  for  Ordinary
        if  applicable)                                                 shares  issued  on  the
                                                                        same  terms  as  those
                                                                        options  issued  to
                                                                        shareholder  in
                                                                        November  2003.
                                                  ----------------------------------------------

10      Dividend policy (in the case of a         Not Applicable.
        trust, distribution policy) on the
        increased capital (interests)

PART  2  -  BONUS  ISSUE  OR  PRO  RATA  ISSUE

                                                        ------------------------
11      Is  security  holder  approval                  Not Applicable.
        required?
                                                        ------------------------

                                                        ------------------------
12      Is  the  issue  renounceable  or  non-          Not Applicable.
        renounceable?
                                                        ------------------------

                                                        ------------------------
13      Ratio  in  which  the  +securities  will        Not Applicable.
        be  offered
                                                        ------------------------

                                                        ------------------------
14      +Class  of  +securities  to  which  the         Not Applicable.
        offer  relates
                                                        ------------------------

                                                        ------------------------
15      +Record  date  to  determine                    Not Applicable.
        entitlements
                                                        ------------------------

                                                        ------------------------
16      Will  holdings on different registers           Not Applicable.
        (or subregisters) be aggregated for
        calculating  entitlements?
                                                        ------------------------

                                                        ------------------------
17      Policy  for  deciding  entitlements  in         Not Applicable.
        relation  to  fractions
                                                        ------------------------

                                                        ------------------------
18      Names  of  countries  in  which  the            Not Applicable.
        entity has +security holders who will
        not be sent new issue documents
        Note:  Security holders must be told how their
        entitlements  are  to  be  dealt  with.
        Cross  reference:  rule  7.7.
                                                        ------------------------

                                                        ------------------------
19      Closing  date  for  receipt  of                 Not Applicable.
        acceptances  or  renunciations
                                                        ------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 3


                                                                    APPENDIX  3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                        ------------------------
20      Names  of  any  underwriters                    Not Applicable.
                                                        ------------------------

                                                        ------------------------
21      Amount  of  any  underwriting  fee  or          Not Applicable.
        commission
                                                        ------------------------

                                                        ------------------------
22      Names  of  any  brokers  to  the  issue         Not Applicable.
                                                        ------------------------

                                                        ------------------------
23      Fee  or  commission payable  to  the            Not Applicable.
        broker  to  the  issue
                                                        ------------------------

                                                        ------------------------
24      Amount  of  any  handling  fee  payable         Not Applicable.
        to  brokers  who  lodge  acceptances
        or  renunciations  on  behalf  of
        +security  holders
                                                        ------------------------

                                                        ------------------------
25      If  the  issue  is  contingent  on              Not Applicable.
        +security  holders'  approval,  the  date
        of  the  meeting
                                                        ------------------------

                                                        ------------------------
26      Date  entitlement  and  acceptance              Not Applicable.
        form  and  prospectus  or  Product
        Disclosure  Statement  will  be  sent  to
        persons  entitled
                                                        ------------------------

                                                        ------------------------
27      If  the  entity  has  issued  options,  and     Not Applicable.
        the  terms  entitle  option  holders  to
        participate  on  exercise,  the  date  on
        which  notices  will  be  sent  to  option
        holders
                                                        ------------------------

                                                        ------------------------
28      Date  rights  trading  will  begin  (if         Not Applicable.
        applicable)
                                                        ------------------------

                                                        ------------------------
29      Date  rights  trading  will  end  (if           Not Applicable.
        applicable)
                                                        ------------------------

                                                        ------------------------
30      How  do  +security  holders  sell  their        Not Applicable.
        entitlements  in  full  through  a
        broker?
                                                        ------------------------

                                                        ------------------------
31      How  do  +security  holders  sell  part         Not Applicable.
        of  their  entitlements  through  a
        broker  and  accept  for  the  balance?
                                                        ------------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B  Page 4                                                     1/1/2003


                                                                    APPENDIX  3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                        ------------------------
32      How  do  +security  holders  dispose  of        Not Applicable.
        their  entitlements  (except  by  sale
        through  a  broker)?
                                                        ------------------------

                                                        ------------------------
33      +Despatch  date                                 Not Applicable.
                                                        ------------------------

PART  3  -  QUOTATION  OF  SECURITIES
You need only complete this section if you are applying for quotation of securities

34   Type  of  securities
     (tick  one)

(a)  [X]  Securities  described  in  Part  1


(b)  [ ]  All  other  securities
          Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

ENTITIES THAT HAVE TICKED BOX 34(a)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES


Tick to indicate you are providing the information or documents

35   [ ]  If  the  +securities  are  +equity  securities,  the  names  of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36   [ ]  If  the  +securities  are  +equity securities, a distribution schedule of the additional +securities setting out the number of holders in the categories
          1  -  1,000
          1,001  -  5,000
          5,001  -  10,000
          10,001  -  100,000
          100,001  and  over

37   [ ]  A  copy  of  any  trust  deed  for  the  additional  +securities

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 5

                                                                    APPENDIX  3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

ENTITIES  THAT  HAVE  TICKED  BOX  34(B)

                                                            --------------------
38   Number  of  securities  for  which
     +quotation  is  sought
                                                            --------------------

                                                            --------------------
39   Class  of  +securities  for  which
     quotation  is  sought
                                                            --------------------

                                                            --------------------
40   Do  the  +securities  rank  equally  in  all
     respects  from  the  date  of  allotment
     with  an  existing  +class  of  quoted
     +securities?
                                                            --------------------

                                                            --------------------
     If  the  additional  securities  do  not
     rank  equally,  please  state:
     -    the  date  from  which  they  do
     -    the  extent  to  which  they
          participate  for  the  next  dividend,  (in
          the  case  of  a  trust,  distribution)  or
          interest  payment
     -    the  extent  to  which  they  do  not
          rank  equally,  other  than  in  relation  to
          the  next  dividend,  distribution  or
          interest  payment
                                                            --------------------

                                                            --------------------
41   Reason  for  request  for  quotation
     now

     Example: In the case of restricted securities, end of restriction period

     (if  issued  upon  conversion  of
     another  security,  clearly  identify  that
     other  security)
                                                            --------------------
                                                            --------------------
                                                            Number     +Class
                                                            ---------  ---------
42   Number and +class of all +securities
     quoted on ASX (including the
     securities  in  clause  38)
                                                            --------------------

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B  Page 6                                                     1/1/2003

                                                                    APPENDIX  3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

QUOTATION AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it decides.

2    We warrant the following to ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There is no reason why those +securities should not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.

--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

1/1/2003                                                     Appendix 3B  Page 7

                                                                    APPENDIX  3B
                                                          NEW ISSUE ANNOUNCEMENT
--------------------------------------------------------------------------------

3 We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.


                    /s/ Lewis Lee

Signature . . . . . . . . . . . . .

                     (Director)

Date:     12th August 2004


Print name:     Lewis Lee

                                 == == == == ==


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B  Page 8                                                     1/1/2003